Trade and Other Payables, Accrued Expenses and Other Current Liabilities (Details) - Schedule of Trade and Other Payables, Accrued Expenses and Other Current Liabilities - USD ($) $ in Thousands	Mar. 31, 2024	Jun. 30, 2023	Jun. 30, 2022
Current liabilities
Trade payables	$ 1,255	$ 1,748	$ 896
Accrued expenses	1,133	426	286
Employee leave entitlements	315	263	203
Total Trade and other payables, accrued expenses and other current liabilities	$ 2,703	$ 2,437	$ 1,385